Sterne Agee 2011 Financial Institutions Investor Conference February 17, 2011 Exhibit 99.1

Investor Presentation
February 17, 2011
Investor Presentation
February 17, 2011
Susquehanna Bancshares, Inc.
Lititz, Pennsylvania
William J. Reuter – Chairman and CEO
Drew K. Hostetter – Chief Financial Officer

Forward-Looking Statements
Forward-Looking Statements
During the course of this conference call, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna, including the impact of the announced acquisition of Abington
Bancorp.  We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties.
For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange
Commission, including our quarterly report on Form 10-Q for the quarter ended
September 30, 2010, and our annual report on Form 10-K for the year ended
December 31, 2009. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

Susquehanna Profile
Susquehanna Profile

Headquartered in Lititz, PA
Offers tailored products and services through its community bank, trust and investment company, asset management, P&C insurance brokerage, and leasing companies
222 branches in PA, NJ, MD, WV
$14.0 billion in assets
$9.2 billion in deposits
$6.3 billion in assets under management & administration
130.0 million shares outstanding
28,100 shareholders (record and street)
67% institutional holders (as of 9/30/10)
Overview
Geography
Size
Shareholder
base

November
2008
Received
$300mm
TARP
preferred
equity
April 2002
Announced
acquisition
of Addis
Group
(Deal
value:
$17mm)
April 1998
Announced
acquisition
of Cardinal
Bancorp
(Deal
value:
$49mm)
April 1998
Announced
acquisition
of First
Capitol
Bank
(Deal
value:
$27mm)
Susquehanna has built a strong
franchise over time
Susquehanna has built a strong
franchise over time
Assets ($ millions)
Source: Company filings, FactSet, SNL Financial
¹ Pro forma for Abington acquisition
1998 2000 2001
November
1999
Announced
acquisition
of Hann
Finl. Corp.
(Deal value:
$42mm)
December
1999
Announced
acquisition
of Valley
Forge Asset
Mgmt
(Deal value:
$19mm)
2002 2004
December
2003
Announced
acquisition
of Patriot
Bank
(Deal value:
$210mm)
2006 2003
November
2005
Announced
acquisition
of Minotola
Bank
(Deal value
$166mm)
2005 2007
April 2007
Announced
acquisition
of
Community
Banks
(Deal value
$852mm)
December
2007
Announced
acquisition
of Stratton
Holding
Company
2008 2009 2010

2011
January
2011
Announced
acquisition
of Abington
Bancorp
(Deal value:
$268mm)
1999
March 2010
Raised
$345mm in
common
equity and
$50mm of
Trust
preferred
securities
April 2010
Repaid
$200mm
TARP
December
2010
Repaid the
remaining
$100mm
TARP
$13,954
$15,201
$4,176
$4,805
$4,793
$5,089 $5,545
$5,953
$7,475
$7,466
$8,225
$13,078
$13,683
$13,689
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2010 pro
forma¹

Strong organic growth supported by
acquisitions
Strong organic growth supported by
acquisitions
$2,767
$3,314
$3,278
$3,364
$3,675
$4,108
$4,463 $4,433
$4,281
$4,913
$5,815
$5,988
$5,794
$790
$786
$1,280
$3,839
$3,839
$3,839
$3,839
$80
$156
$156
$156
$156
$156
$2,847
$3,470 $3,434
$3,520
$3,831
$4,264
$5,253
$5,219
$5,561
$8,752
$9,633 $9,827
$9,654
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Organic loans Acquired loans
Loan growth ($mm)
Deposit growth ($mm)
$3,103
$2,983
$3,051
$3,286
$3,633
$3,936
$4,292
$4,470 $4,500
$5,038
$5,159
$5,067
$5,284
$3,907
$3,907
$3,907
$3,907
$1,378
$839
$839
$198
$198
$198
$198 $198 $114
$9,191
$5,878
$5,309
$5,131
$4,134
$3,831
$3,484
$3,249
$3,181 $3,217
$8,945
$9,066
$8,974
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Organic deposits Acquired deposits
Loan growth (%)
CAGR
1998-2010
Organic 6.4%
Total 10.7%
Deposit growth (%)
CAGR
1998-2010
Organic 4.5%
Total 9.1%
Source: Company filings, SNL Financial

Improved Market Position in Focus
Markets
Improved Market Position in Focus
Markets
Sorted by 2010 market rank

Market share MSA rank by market share
MSA 2005 2010 % change 2005 2010 Change
Current rank 1-3
Cumberland, MD-WV 24.8% 32.2% 7.4% 2 1 + 1
Sunbury, PA 18.7% 23.1% 4.4% 1 1 Flat
Hagerstown-Martinsburg, MD-WV 19.0% 18.5% (0.5%) 1 1 Flat
Lancaster, PA 12.9% 18.2% 5.3% 3 2 + 1
Williamsport, PA 14.2% 13.2% (1.0%) 3 2 + 1
York-Hanover, PA 3.5% 12.3% 8.9% 11 2 + 9
Chambersburg, PA 13.4% 17.3% 3.9% 5 2 + 3
Vineland-Millville-Bridgeton, NJ 0.0% 16.3% 16.3% NA 3 NA
Gettysburg, PA 0.0% 10.5% 10.5% NA 3 NA
Current rank 4-8
Selinsgrove, PA 8.4% 12.2% 3.9% 5 4 + 1
Pottsville, PA 0.0% 11.1% 11.1% NA 4 NA
Lewisburg, PA 2.5% 2.4% (0.1%) 7 7 Flat
Atlantic City-Hammonton, NJ 0.0% 5.8% 5.8% NA 8 NA
Reading, PA 2.9% 4.7% 1.8% 9 8 + 1
Baltimore-Towson, MD 2.0% 1.7% (0.3%) 9 8 + 1
Other
Ocean Pines, MD 2.0% 3.1% 1.2% 9 10 - 1
Harrisburg-Carlisle, PA 0.0% 4.3% 4.3% NA 11 NA
Allentown-Bethlehem-Easton, PA-NJ 1.7% 1.5% (0.2%) 13 18 - 5
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 0.4% 0.6% 0.1% 24 18 + 6
Scranton-Wilkes-Barre, PA 0.0% 1.2% 1.2% NA 19 NA
Source: SNL Financial

Footprint overview
Footprint overview
SUSQ PA MD NJ US

Source: SNL Financial
Note: Susquehanna demographics pro-forma for Abington
SUSQ / ABBC branch map
ABBC (20 branches)
SUSQ (222 branches)
NJ
DE
PA
VA
WV
MD
Susquehanna Demographics
Projected population
change 2010-2015
0.9%
0.5%
1.9%
1.2%
3.9%
Projected HH income
change 2010-2015
13.6%
13.3%
13.7%
14.7%
12.4%
$58.1
$52.7
$66.9
$72.5
$54.4
Median HH income
2010 ($000)
Deposits in Percent of
Market Branches in MSA Franchise Presence
MSA Rank MSA ($mm) (%) strength¹
Philadelphia, PA² 18 54 $2,193 21.8%
Lancaster, PA 2 41 1,736 17.3%
Baltimore-Towson, MD 8 24 1,003 10.0%
York-Hanover, PA 2 19 768 7.6%
Harrisburg-Carlisle, PA 11 14 466 4.6%
Hagerstown-Martinsburg, MD-WV 1 13 595 5.9%
Reading, PA 8 9 368 3.7%
Sunbury, PA 1 8 289 2.9%
Allentown-Bethlehem-Easton, PA-NJ 18 7 220 2.2%
Williamsport, PA 2 6 247 2.5%
Pottsville, PA 4 6 216 2.2%
Chambersburg, PA 2 6 325 3.2%
Atlantic City-Hammonton, NJ 8 6 271 2.7%
Vineland-Millville-Bridgeton, NJ 3 6 415 4.1%
Cumberland, MD-WV 1 5 300 3.0%
Scranton-Wilkes-Barre, PA 19 3 126 1.3%
Selinsgrove, PA 4 3 71 0.7%
Gettysburg, PA 3 3 125 1.2%
Lewisburg, PA 7 1 16 0.2%
Ocean Pines, MD 10 1 40 0.4%
Counties (not in any MSA)
Bedford, PA 1 5 $173 1.7%
Garrett, MD 3 2 82 0.8%
Total Pro Forma 242 $10,045 100.0%
Source: SNL Financial; company filings; deposit and branch data as of June 30, 2010
¹ Greater than 10% of deposits in market
² Pro forma for Abington acquisition
Strength of presence (sorted by # of branches)
Susquehanna
Bank
Valley Forge
Addis Group
Stratton
Management
Hann Financial
Susquehanna Trust
& Investment

Few remaining players of scale
Few remaining players of scale

Total PA/MD/NJ Deposits in # of branches
Rank Company Deposits % of total deposits # of branches PA MD NJ PA MD NJ
1 Fulton $11.7 95% 254 $7.1 $1.7 $2.9 137 41 76
2 Susquehanna 10.0 99% 239¹ 6.6 2.0 1.4 165 44 30
3 F.N.B. 6.9 100% 238 6.9 0.0 0.0 238 0 0
4 National Penn 6.4 98% 130 6.4 0.0 0.0 129 1 0
5 Provident 4.9 100% 83 0.0 0.0 4.9 0 0 83
6 First Commonwealth 4.8 100% 115 4.8 0.0 0.0 115 0 0
7 S&T 3.3 100% 54 3.3 0.0 0.0 54 0 0
8 Sun 3.0 100% 67 0.0 0.0 3.0 0 0 67
9 Sandy Spring 2.5 96% 38 0.0 2.5 0.0 0 38 0
10 Tower 2.3 100% 51 2.2 0.1 0.0 48 3 0
11 Lakeland 2.2 100% 49 0.0 0.0 2.2 0 0 49
12 Kearny 2.1 100% 40 0.0 0.0 2.1 0 0 40
13 Metro 1.9 100% 33 1.9 0.0 0.0 33 0 0
14 OceanFirst 1.5 100% 23 0.0 0.0 1.5 0 0 23
15 Oritani 1.3 100% 23 0.0 0.0 1.3 0 0 23
Source: SNL Financial
Note: Regulatory deposit data as of June 30, 2010; Susquehanna pro forma for Abington acquisition; banks and thrifts with PA/MD/NJ deposits = 90% of total deposits
¹ Susquehanna has 3 additional branches in West Virginia
Sorted by deposits

2006 2007 2008 2009 2010
Loan trends
Loan trends
$5,561
$8,752
$9,654
$9,827
$9,633
17.6%
20.4%
21.4% 20.9%
18.9%
19.1%
14.8%
13.6%
11.3%
9.1%
20.6%
24.6%
23.8%
24.1%
27.7%
30.4%
29.8% 31.1%
31.1%
14.3%
9.9%
11.4%
12.5%
13.2%
28.4%
  2006Y 2007Y 2008Y 2009Y 2010Y
Yield on loans 7.37% 7.48% 6.49% 5.70% 5.23%
Loans/deposits 95% 98% 106% 109% 105%
Source: Company filings

Commercial financial and agricultural Real estate - construction Real estate - residential Real estate - commercial Consumer & leases

Deposit Trends
Deposit Trends

2006 2007 2008 2009 2010
$5,878
$8,945
$9,066
$8,974
$9,191
16.3%
14.5%
13.3%
14.1%
14.9%
34.1%
31.6% 27.9%
36.4%
39.7%
26.0%
30.8%
33.6%
28.3%
23.6%
15.2%
17.6%
13.0% 13.4% 15.4%
2006Y 2007Y 2008Y 2009Y 2010Y
Cost of int. bearing deposits 3.27% 3.54% 2.66% 2.05%
1.13%
Loans/deposits 95% 98% 106% 109% 105%
Source: Company filings
Jumbo time Retail time Savings Interest  bearing demand Demand
8.1%
8.0%
7.7%
8.3%
8.4%

Earnings Trends
Earnings Trends
2010 2010
2006 2007 2008 2009 1st Q 2nd Q 3rd Q 4th Q full year
Net interest income $256.8 $275.9 $398.3 $408.8 $108.3 $106.2 $105.4 $106.6 $426.5
Net interest margin (%) 3.77% 3.67% 3.62% 3.58% 3.80% 3.69% 3.58% 3.61% 3.67%
Non-interest income 136.3 120.7 142.3 163.7 38.7 38.3 35.4 39.8 152.1
Non-interest expense 262.8 277.0 367.2 382.5 94.3 96.2 96.2 96.0 382.7
Pre-provision, pre-tax income $130.3 $119.6 $173.4 $190.0 $52.7 $48.3 $44.6 $50.4 $196.0
Provision expense 8.7 21.8 63.8 188.0 45.0 43.0 40.0 35.0 163.0
Pre-tax income $121.6 $97.8 $109.6 $2.0 $7.7 $5.3 $4.6 $15.4 $33.0
Source: Company filings

($mm)

Fee Generating Subsidiaries 13

Valley Forge Asset Management
Valley Forge Asset Management
Offers investment advisory, asset management and brokerage
services for institutional and high net worth individuals
$2.8 billion in assets under management

Revenue (In millions)
2006 2007 2008 2009 2010
$19.3 $20.9 $15.6 $13.8 $14.4

Stratton Management
Stratton Management
Focuses on institutions, pensions, endowments
and high net worth individuals
Manages and advises the Stratton Mutual Funds
which includes Morningstar rated:
Stratton Small-Cap Value Fund, 4 star
Stratton Multi-Cap Fund, 3 star
Stratton Monthly Dividend REIT Shares, 5 star
$2.0 billion in assets under management
2008 2009
2010
$14.8 $12.2 $13.1
Revenue (In millions)

Susquehanna Trust & Investment
Company
Susquehanna Trust & Investment
Company
Offers traditional trust and custodial services to high net worth individuals, businesses and non-profit entities
$902 million in assets under management
$ 519 million in assets under administration

Revenue (In millions)
2006 2007 2008 2009 2010
$11.0 $13.2 $15.6 $15.7 $15.2

Hann Financial Service Corporation
Hann Financial Service Corporation
Provides comprehensive consumer vehicle financing services to customers in New Jersey, eastern Pennsylvania and southeastern
New York
$850 million portfolio serviced for others

Revenue (In millions)¹
2006 2007 2008 2009 2010
$30.9 $27.3 $23.9 $29.9 $35.6
¹ Includes benefit of spread income earned

The Addis Group
The Addis Group
Provides tailored insurance products to medium and large sized companies primarily located in southeastern Pennsylvania,
southern New Jersey and northern Delaware

Revenue (In millions)
2006 2007 2008 2009 2010
$12.7 $12.8 $12.7 $12.6 $12.0

Credit Quality 19

Aggressive actions taken to offset
weak economic backdrop
Aggressive actions taken to offset
weak economic backdrop
Redesigned processes to handle weak economic outlook
Loan Review given dual focus of evaluating the greatest risk in the portfolio on a quarterly basis and continuing their 18 month cycle of review of credits deemed to have low risk to the company.
Asset Recovery focus on prevention of negative migration and reduction of NPA through Note Sales, enhance work out strategies and TDR’s.
Enhanced Loan Quality Meetings focusing on the categories titled WATCH; Other
Assets Especially Mentioned and Substandard Loans categories. The Primary
Regulator attends once a year prior to their annual review.
Implementation of SunGard’s Risk Rating System to automate the rating process and to assist in the analysis of the each loan’s Probability of Default and Loss Given
Probability of Default for “Point in Time and Point In Time Through The Cycle”.

Summary of Credit Metrics
Summary of Credit Metrics

($mm)
2010 2010
2006 2007 2008 2009 1st Q 2nd Q 3rd Q 4th Q Full year
Provision $8.7 $21.8 $63.8 $188.0 $45.0 $43.0 $40.0 $35.0 $163.0
Net charge-offs (NCO) 5.3 15.0 38.7 129.4 38.5 36.0 34.7 34.3 143.5
Non-performing assets (NPA) 31.9 68.7 115.6 243.8 268.4 254.8 246.3 215.4 215.4
Reserves 62.6 88.6 113.7 172.4 178.8 185.8 191.1 191.8 191.8
NPA generation 17.1 51.8 85.6 257.6 63.1 22.4 26.2 3.4 115.1
Key ratios:
NCO / Avg. Loans and Leases
SUSQ 0.10% 0.25% 0.42% 1.32% 1.56% 1.46% 1.42% 1.42% 1.46%
In-market peer median 0.09% 0.26% 0.49% 1.21% 1.32% 1.69% 1.44% 1.64% 1.57%
NPA / Total Loans and Leases + OREO
SUSQ 0.57% 0.78% 1.20% 2.48% 2.69% 2.60% 2.53% 2.23% 2.23%
In-market peer median 0.35% 0.73% 1.51% 2.17% 2.23% 2.40% 2.60% 2.60% 2.60%
Source: Company filings and SNL Financial
Note: In-market peers include FULT, WL, NPBC
1
Excludes renegotiated loans
1
1

Credit Migration by Portfolio Type
Credit Migration by Portfolio Type
Year ended 3 months ended
Non-performing Loans (%) 12/31/2007 12/31/2008 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010
Commercial, financial and agricultural 0.29 0.80 0.99 1.17 1.32 1.23 1.10
Real estate construction 1.62 3.79 8.77 8.97 9.45 8.35 6.59
Real estate secured -residential 0.55 0.79 1.57 2.01 1.82 1.79 1.91
Real estate secured -commercial 0.69 0.81 1.93 2.33 2.33 2.58 2.18
Consumer & leases 0.34 0.01 0.42 0.32 0.32 0.24 0.22
Total 0.68 1.12 2.23 2.49 2.43 2.35 2.04
Total Past Due Loans (%)
Commercial, financial and agricultural 1.61 1.39 0.99 1.08 0.51 0.58 0.63
Real estate construction 2.91 1.57 0.73 1.31 0.40 0.35 0.69
Real estate secured -residential 1.39 1.65 1.52 1.56 0.98 1.44 1.43
Real estate secured -commercial 0.90 1.90 0.94 1.84 0.57 0.58 0.79
Consumer & leases 1.25 1.30 1.65 1.36 1.27 1.41 2.07
Total 1.50 1.62 1.16 1.50 0.74 0.90 1.10
Net Charge-offs (Annualized) (%)
Commercial, financial and agricultural 0.28 0.78 1.42 0.78 1.63 0.93 0.33
Real estate construction 0.19 0.68 5.80 4.23 5.00 6.51 9.32
Real estate secured -residential 0.11 0.16 0.30 0.93 0.46 0.46 0.81
Real estate secured -commercial 0.22 0.06 0.49 1.94 1.39 1.33 0.55
Consumer & leases 0.64 0.75 1.10 0.95 0.93 0.66 0.79
Total 0.25 0.42 1.32 1.56 1.46 1.42 1.42

Liquidity and capital position 23

Strong liquidity position
Strong liquidity position

As of December 31, 2010 Unused
(In billions) Capacity Outstanding Capacity
Brokered CDs $ 0.9 $ 0.3 $ 0.6
FRB - Discount Window 0.9 0.0 0.9
Federal Funds Purchased 1.3 0.4 0.9
FHLB Advances 2.1 1.1 1.0
Subtotal $ 5.2 $ 1.8 $ 3.4
Repos 0.3
Long-term Debt Other 0.5
Total Outstanding $ 2.6

Conservative investment portfolio
Conservative investment portfolio
2008 2009 2010
SUSQ OTTI $17.6 $1.1 $3.9
SUSQ cumulative OTTI 17.6 18.7 22.6
SUSQ cumulative OTTI as % of 2007 securities portfolio¹ 0.85% 0.91% 1.10%
Peer median² cumulative OTTI as % of 2007 securities portfolio 2.94% 3.16% 3.21%
Source: SNL Financial, company filings
¹ 2007 securities portfolio of $2.06bn
² Peers include WBS, FULT, VLY, FMER, WL, NPBC, FNFG; 4Q 2010 OTTI included for peers where available

Amortized Fair
cost value Difference
Available-for-sale:
   U.S. Government agencies $268.8 $268.2 ($0.6)
   State and municipal 397.8 396.7 (1.1)
   Agency residential mortgage-backed 1,321.8 1,323.5 1.7
   Non-agency residential mortgage-backed 129.2 116.8 (12.4)
   Commercial mortgage-backed 99.5 104.8 5.3
Other¹ 66.5 53.5 (13.0)
   Equities 146.0 145.4 (0.6)
   Subtotal $2,429.6 $2,408.9 ($20.7)
Held-to-maturity: $8.7 $8.7 $0.0
Total investment securities $2,438.3 $2,417.6 ($20.7)
Source: Company information
¹ Includes other structured financial products, and other debt securities
Securities portfolio 12/31/10 ($mm)
Other than temporary impairments ($mm)

Strong Capital Position
Strong Capital Position
6.03%
9.58%
10.58%
10.01%
11.17%
12.65%
13.45%
11.49%
2009 2010 Pro forma ABBC Peer median
Tier 1 common Tier 1

Source: SNL Financial
¹ Peers include WBS, VLY, WL, NPBC, FNFG; FULT and FMER regulatory ratios are 3Q as 4Q not yet disclosed
² Includes deferred tax liability associated with intangibles
(%) 2009 2010 Pro forma ABBC Peer median¹
  TCE / TA 4.97 7.56² 8.16² 7.46
  Leverage 9.73 10.27 10.67 8.31
  Total Risk-based Capital 13.48 14.72 15.42 13.99

Strategic Acquisition of Abington Bancorp 27

Transaction highlights
Transaction highlights
Strong Strategic
Rationale
Attractive Financial
Returns
Low Risk
Low-risk fill-in acquisition of an in-market community bank in Montgomery and Bucks counties
—
Adds 20 branches and $900mm of deposits; no branch overlap
Strengthens presence in attractive Montgomery and Delaware counties and provides entry into Bucks County
—
Top 10 market share in Montgomery County – 20
th
wealthiest in U.S.
—
3 counties rank among top 5 highest HHI in PA
Tremendous opportunity for deposit, loan and fee income growth
—
Wealth management and insurance subsidiaries (Valley Forge, Stratton, and
Addis) located in Montgomery County with strong customer contacts
—
Expand Susquehanna’s in-market mortgage origination capability
—
Potential for commercial loan growth
20% IRR
100bps accretive to Tier I common at close
Breakeven to 2012 EPS, without considering benefits of excess capital
Comprehensive due diligence process
In-market transaction with similar demographics
Proven track record of integrating acquisitions

Expands Susquehanna into attractive
markets
Expands Susquehanna into attractive
markets
SUSQ ABBC
Projected population
change 2010-2015
Pennsylvania
Projected HH income
change 2010-2015
Median HH income
2010 ($000)
Source: SNL Financial
Note: Branch and deposit data as of June 2010
0.9%
1.1%
0.5%
13.3%
16.4%
13.6%
$52.7
$79.7
$58.6
ABBC (20 branches)
SUSQ (222 branches)
NJ
DE
PA
VA
WV
MD
Bucks
Montgomery
Chester
Philadelphia
Delaware
Susquehanna
Bank
Valley
Forge
Addis
Group
Stratton Management
Susquehanna Abington Pro forma
Deposit mkt Deposit mkt Deposit mkt
Market Deposits share Market Deposits share Market Deposits share rank Branches ($mm) (%) rank Branches ($mm) (%) rank Branches ($mm) (%)
Montgomery, PA 18 6 $271 1.2% 8 14 $728 3.3% 7 20 $999 4.6%
Bucks, PA - - - - 22 5 155 1.1% 22 5 155 1.1%
Delaware, PA 16 3 138 1.2% 29 1 31 0.3% 14 4 169 1.5%
All other counties 213 8,723 0 0 213 8,723
Pro forma franchise 222 $9,132 20 $913 242 $10,045

S.M
A.G
V.F
SUSQ / ABBC branch map Susquehanna Demographics
Pro forma market share by county

Pro forma financial impact
Pro forma financial impact
Attractive financial returns:
20% IRR
60 bps accretive to TCE and 100bps to Tier I common
Breakeven accretion to SUSQ normalized EPS without considering any benefit from excess capital; 3%
accretive to SUSQ current 2012 median analyst estimate¹
Tangible book value dilution less than 2%
Strong pro forma capital position (approximately $95mm capital accretive):
Assumptions:
8.5% cumulative lifetime credit losses through the cycle (since 2008)
Cost savings of $8.1mm or 31%², phased in 50% in 2011 and 100% in 2012
One time pre-tax restructuring charge of $21mm

12/31/2010
Actual (%) Pro forma (%)
TCE/TA 7.6% 8.2%
Tier I common 9.6% 10.6%
Tier I 12.7% 13.5%
Note: Based on SUSQ and ABBC stock prices at announcement
¹ Susquehanna normalized analyst estimate of $0.80 and 2012 analyst estimate of $0.66
² Excluding stock based compensation expenses, core cost synergies are approximately 24% of non interest expenses

Pricing metrics
Pricing metrics

Based on Jan. 26, 2011
(Announcement date)
1 day
Deal price per share ($) $12.80
Implied premium (%) 10.3%
Price / 4Q net income (adjusted for excess capital)¹ 24.1x
Price / Tangible book value 1.2x
Price / Adjusted tangible book value² 1.3x
Core deposit premium³ 8.2%
Memo:
Susquehanna price per share ($) $9.70
Financial information as of December 31, 2010
¹4Q 2010 net income annualized; price and earnings adjusted for excess capital of $95mm; assumes 1% pre-tax earnings on excess capital
²Adjusted for credit marks of $31mm and loan loss reserve of $4mm
³ Core deposits of $680 excludes time deposits >$100mm

Transaction Summary
Transaction Summary

Low-risk, fill-in transaction expanding Susquehanna’s footprint into highly attractive demographic markets
Significant opportunity for deposit, loan, and fee income generation by delivering on Susquehanna’s full-service platform to wealthy markets
Capital accretive transaction; potential to drive earnings accretion through deployment of excess capital

Reasons to invest in Susquehanna
Reasons to invest in Susquehanna

Diversified financial holding company
Strong fee income generating subsidiaries
Well positioned in attractive growth markets (Philadelphia, Baltimore)
Fortress balance sheet with strong capital position
Current stock price not reflective of underlying franchise potential